UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 12, 2006
                Date of Report (Date of Earliest Event Reported)

                           Podium Venture Group, Inc.
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             (Exact Name of Registrant As Specified In Its Charter)

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        Delaware                   75-2114289                  20-8674987
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(State of Incorporation)   (Commission File Number)       (IRS Employer
                                                          Identification Number)
                                  424 Fore St.
                                    2nd Floor
                                  Portland, ME                    04101
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                    (Address of principal executive offices)   (Zip Code)

                                  207-772-3202
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              (Registrant's telephone number, including area code)

                        PHARMACEUTICAL LABORATORIES, INC.
                              3117 Cabaniss Parkway
                           Corpus Christi, Texas 78415
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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

Registration of Securities of Successor Issuer Under Section 12(b) of the Securities Exchange Act of 1934 Pursuant to Rule 12g-3 Under the Securities Exchange Act of 1934

      On June 12, 2006, Pharmaceutical Laboratories, Inc., a Nevada corporation, filed an amendment to its certificate of incorporation with the Secretary of State of the State of Nevada whereby the name of the company was changed to Annapolis Capital, Inc.

      On June 20, 2006, Annapolis Capital, Inc. was merged into Annapolis Capital Holdings, Inc., a Delaware corporation, by the filing of a certificate of merger with the Secretary of State of the States of Delaware and Nevada. Pursuant to the certificates of merger, Annapolis Capital Holdings, Inc., a Delaware corporation, was the surviving entity.

      On August 15, 2006, Annapolis Capital Holdings, Inc., a Delaware corporation, filed an amendment to its certificate of incorporation whereby the name of the company was changed to Podium Venture Group, Inc.

      The common stock of Pharmaceutical Laboratories, Inc. was registered under
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") as a result of a filing of Form 10-SB by the Company on July 11, 1997. The Form 10-SB was never withdrawn and thus the Form 10-SB became effective by operation of law. Thus, as a result of the foregoing, Podium Venture Group, Inc. has succeeded to the reporting status of Pharmaceutical Laboratories, Inc. under the Exchange Act and hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: April 30, 2007



                                            PODIUM VENTURE GROUP, INC.


                                            By:  /s/  Jim McGinley
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                                                      Jim McGinley
                                                      President